                                                                   Exhibit 10.39



==============================================================================





                      ------------------------------------

                            ASSET PURCHASE AGREEMENT

                      ------------------------------------


                                 by and between

                           EUROSPARK INDUSTRIES INC.,
                             Debtor-in-Possession,
                       a New York corporation ("Seller")

                                      and


                         MICHAEL ANTHONY JEWELERS INC.,
                        a Delaware corporation ("Buyer")

                              Dated: April 15, 1999











==============================================================================

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

RECITALS ..................................................................   1

TERMS AND CONDITIONS ......................................................   1

ARTICLE 1 DEFINITIONS .....................................................   1

ARTICLE 2 BASIC TERMS OF TRANSFER OF ASSETS ...............................   1
         Section 2.01.  Sale of Assets .....................................  1
         Section 2.02.  Amounts and Payments of Purchase Price ............   1
         Section 2.03.  Equipment Removal Deposit .........................   2
         Section 2.04.  Inspection Period .................................   2
         Section 2.05.  Inspections .......................................   2
         Section 2.06.  Allocation of Purchase Price ......................   3
         Section 2.07.  Sales Taxes .......................................   3
         Section 2.08.  Additional Leases .................................   3

ARTICLE 3 CLOSING .........................................................   3
         Section 3.01.  Closing ...........................................   3
         Section 3.02.  Actions of Seller at Closing ......................   3
         Section 3.03.  Actions of Buyer at Closing .......................   4
         Section 3.04.  Post-Closing Matters ..............................   4

ARTICLE 4 REPRESENTATIONS AND WARRANTIES ..................................   4
         Section 4.01.  No Representations and Warranties by Seller .......   4
         Section 4.02.  Disclaimer of Representations and Warranties ......   4
         Section 4.03.  Representations and Warranties of Buyer ...........   4

ARTICLE 5 GENERAL .........................................................   5
         Section 5.01.  Indemnification ...................................   5
         Section 5.02.  Bulk Transfer Law Compliance ......................   6
         Section 5.03.  Expenses and Other Adjustments ....................   6
         Section 5.04.  Parties in Interest; No Assignment ................   6
         Section 5.05.  Governing Law .....................................   6
         Section 5.06.  Amendments ........................................   6
         Section 5.07.  Entire Agreement ..................................   6
         Section 5.08.  Notices ...........................................   6
         Section 5.09.  Remedies Not Exclusive ............................   7
         Section 5.10.  Counterparts ......................................   7
         Section 5.11.  Headings ..........................................   7
         Section 5.12.  Severability ......................................   7
         Section 5.13.  Limitations on Rights of Third Parties ............   8
         Section 5.14.  Non-Waiver ........................................   8

EXHIBIT A DEFINITIONS ..................................................... A-1

EXHIBIT B DESCRIPTION OF ASSETS ........................................... B-1

                            ASSET PURCHASE AGREEMENT
                            ------------------------


         This Asset Purchase Agreement made as of the 15th day of April, 1999 ("Agreement") by and between EUROSPARK INDUSTRIES INC. , Debtor-in-Possession ("Seller"), a New York corporation, having an address at 40-35 22nd Street, Long Island City, New York 11101 and MICHAEL ANTHONY JEWELERS INC. ("Buyer"), a Delaware corporation, having an address at 115 South Macquesten Parkway, Mount Vernon, New York 10550-1724.


                                    RECITALS
                                    --------

         1. Seller currently owns jewelry fabrication machinery, equipment and other assets located in Long Island City, New York. Buyer has agreed to acquire certain machinery, equipment and other assets of Seller.

         2. In consideration of their mutual covenants and representations herein, the parties have agreed to the terms and conditions set forth below.



                              TERMS AND CONDITIONS
                              --------------------

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

         For convenience and brevity, certain terms used in various parts of this Agreement are listed in alphabetical order and defined or referred to in Exhibit A. Each defined terms used in this Agreement has been identified by capitalizing the first letter in that term.

                                   ARTICLE 2
                       BASIC TERMS OF TRANSFER OF ASSETS
                       ---------------------------------

         Section 2.01. SALE OF ASSETS. Subject to terms and conditions of this Agreement, Seller shall at the Closing transfer to Buyer the machinery, equipment and other assets of Seller as set forth in Exhibit B ("Assets") as they exist on Closing Date, and Buyer shall at the same time accept such transfer and make the cash payments required by Section 2.02.

         Without limiting any provisions of this Agreement, the entire sale of the Assets and other terms and conditions set forth herein are subject to the approval by the United States Bankruptcy Court for the Eastern District of New York ("Bankruptcy Court") or such other higher or better offer as may be approved by the Bankruptcy Court.

         Section 2.02. AMOUNTS AND PAYMENTS OF PURCHASE PRICE AND EQUIPMENT REMOVAL DEPOSIT.

         (a) The total cash purchase price ("Purchase Price") for the Assets is $500,000.00 and the Equipment Removal Deposit (as more fully described in Section 2.03 below) is $10,000.00. These payments are to be made as follows:

                  (i) The sum of FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00) ("Deposit"), by wire transfer or by certified check payable to the order of Windels, Marx, Davies & Ives, as Escrow Agent ("Escrow Agent"), due upon execution and delivery of this Agreement by Buyer to Seller, receipt of which, subject to collection, is hereby acknowledged and shall be non-refundable, except as set forth in this Agreement;

                  (ii) The sum of FOUR HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($450,000.00), by wire transfer or, at Seller's option, by certified check payable to the order of Seller, at Closing; and

                  (iii) The sum of TEN THOUSAND AND 00/100 DOLLARS ($10,000.00) ("Equipment Removal Deposit"), by wire transfer or by certified check payable to the order of the Escrow Agent, at Closing.

         Without limiting the generality of the foregoing, Buyer acknowledges and agrees that uncertified attorney's trustee checks will not be accepted by Seller.

         (b) The Deposit and the Equipment Removal Deposit shall be held by the Escrow Agent pursuant to the provisions of that certain separate Escrow Agreement of even date herewith between the Buyer, Seller and Escrow Agent ("Escrow Agreement"). All of the terms, covenants and conditions contained in the Escrow Agreement are hereby made a part of this Agreement to the same extent and with the same force as if they were fully set forth herein.

         Section 2.03. EQUIPMENT REMOVAL DEPOSIT.

         The Equipment Removal Deposit shall be used to secure payment of any claims by Seller for breach of covenants, representations or indemnity obligations or damages resulting from the removal of the equipment and machinery by Buyer as described in this Agreement.

         Section 2.04. INSPECTION PERIOD. If at any time commencing on the date of this Agreement and continuing for ten (10) days thereafter (such period being called the "Inspection Period"), Buyer determines that it is not satisfied with the Assets for any reason, Buyer may, in its sole discretion, terminate this Agreement by delivering written notice of such termination to Seller and, Escrow Agent shall pay the Deposit to Buyer. If, thereafter, and prior to approval of this Agreement, Buyer terminates this Agreement for a reason other than default by Seller hereunder, then the Escrow Agent shall pay the Deposit, together with all interest accrued thereon, to Seller. Such payment shall be considered as liquidated damages and as Seller's exclusive remedy in connection with such termination.

         Section 2.05. INSPECTIONS. Buyer may, during the Inspection Period, personally or through others, make such inspections, tests and investigations of the Assets as Buyer deems necessary or advisable. For purposes of the inspections, tests and investigations contemplated by this Section 2.05, Seller shall give those persons inspecting the Assets at Buyer's request access to the Assets, provided that the inspections are made at reasonable times, upon reasonable notice and accompanied by a representative of Seller. The cost of the inspections, tests and investigations undertaken by Buyer pursuant to this
Section 2.05 shall be borne solely by Buyer. The right of access to the Assets granted hereby shall in no way be construed as giving Buyer possession of or any legal or equitable title to the Assets prior to the Closing.


         Section 2.06. ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated for federal income tax purposes to each category of Assets in accordance with the relative amounts shown for all categories of Assets stated in Seller's balance sheet at December 31, 1998. As soon as practicable following the Closing, Seller and Buyer will cooperate in filing with the Internal Revenue Service their respective Forms 8594 as provided for in Section 1060 of the Internal Revenue Code of 1986, as amended ("Code"), on a basis consistent with the allocations described above in this Section 2.06.

         Section 2.07. SALES TAXES. Buyer agrees to pay any sales tax assessed in connection with the sale of the Assets to Buyer and save, defend, indemnity and hold harmless Seller and its partners, directors, officers, principals, shareholders, agents and employees from and against any claim arising from or in connection with any sales tax which may now or hereafter be imposed upon Seller with respect to the sale of the Assets, together with all liabilities and reasonable costs and expenses in connection with each such claim or action or proceeding brought thereon, including without limitation, all reasonable attorneys' fees and expenses. In case any action is brought against Seller and/or its partners, directors, officers, principals, shareholders, agents and/or employees by reason of any such claim, Buyer, upon notice from Seller, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Seller). The provisions of this Section 2.07 shall survive the termination or expiration of this Agreement by closing or otherwise.

         Section 2.08. ADDITIONAL LEASES. The Buyer shall have the option but not the obligation to have any lease held by the Seller for machinery and equipment assigned to it subject to the approval by the Bankruptcy Court and a separate agreement to be negotiated when Buyer exercises this option.

                                    ARTICLE 3
                                     CLOSING
                                     -------

         Section 3.01. CLOSING. The closing ("Closing") of the sale of the Assets by Seller to Buyer and of the other transactions contemplated by this Agreement shall take place at the offices of Buyer's Counsel, Windels, Marx, Davies & Ives, 156 West 56th Street, New York, New York 10019 on the eleventh day after an order is entered by the Bankruptcy Court approving the sale of the Assets pursuant to this Agreement ("Closing Date"), unless such date shall be extended by written agreement among the parties to this Agreement.

         Section 3.02. ACTIONS OF SELLER AT CLOSING. At the Closing, Seller shall deliver, or cause to be delivered, to Buyer each of the following: (a) a bill of sale relating to the Assets that shall be necessary or appropriate to carry out the intent of this Agreement and sufficient to sell, convey, transfer, assign and deliver to Buyer all right, title and interest of Seller in and to the Assets, free and clear of all Liens; (b) a UCC-3 Termination Statement for any UCC-1 Financing Statement filed against the Assets; (c) such other certificates, instruments and documents as are reasonably required by Buyer to be delivered by Seller in order to carry out the terms of this Agreement; and (d) physical possession and control of the Assets.

         Section 3.03. ACTIONS OF BUYER AT CLOSING. At the Closing, Buyer shall deliver, or cause to be delivered, to Seller each of the following: (a) the cash portion of the Purchase Price and the Equipment Removed Deposit in the manner and form provided for above in Section 2.02; and (b) such other certificates, instruments and documents as are reasonable required by Seller to be delivered by Buyer to carry out the terms of this Agreement.

         Section 3.04. POST-CLOSING MATTERS. The Buyer is required to dis-assemble and remove the Assets within thirty (30) days after the Closing Date at its own expense and risk. The Buyer shall be liable for any damages to the premises caused by its removal, which shall be deducted from the Equipment Removal Deposit. In addition, pursuant to Section 5.01, Buyer shall indemnify, hold harmless and defend Seller from and against any and all loss, liability, cause of action, damage and/or claim for personal injury or property damage arising from the removal of the Assets by Buyer or any agents, employees, contractors, representatives and/or consultants of Buyer. This Section 3.04 shall survive the closing of the transaction contemplated hereby.

                                   ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Section 4.01. NO REPRESENTATIONS AND WARRANTIES BY SELLER. Seller makes no representations, warranties or promises regarding the Assets to Buyer concerning any aspect or condition of any portion of the Assets or any other matter whatsoever with respect to the Assets. Buyer acknowledges and agrees to take the Assets "as is," in their currently existing condition and state of repair, subject to ordinary use, wear, tear and natural deterioration.

         Section 4.02. DISCLAIMER OF REPRESENTATIONS AND WARRANTIES. Buyer acknowledges and agrees that (a) the Assets are being acquired by Buyer on a basis that is without representation or warranty by Seller and (b) it has not relied upon any representations, warranties or other statements, whether express or implied, made by the Seller or any of its agents, employees or other representatives.

         Section 4.03. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer makes to Seller the following representations and warranties, which shall survive the
Closing:

                  (a) ORGANIZATION AND GOOD STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

                  (b) POWER AND AUTHORITY. Buyer has full power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the performance of such transactions have been duly and validly authorized by Buyer and this Agreement constitutes a valid and binding obligation of Buyer enforceable in accordance with its terms except to the extent limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or general principles of equity.

                  (c) BROKERS. Buyer has not employed any broker, finder or agent with respect to the transactions contemplated by this Agreement nor does Buyer know of any basis on which any third party could claim any broker's, finder's, agent's or similar fee with respect to such transaction.

                                   ARTICLE 5
                                    GENERAL
                                    -------

         Section 5.01. INDEMNIFICATION. (a) Seller shall on demand promptly indemnify, hold harmless and defend Buyer from, and reimburse Buyer for, any losses, damages, liabilities, deficiencies or expenses (including reasonable fees of attorneys and expert witnesses) incurred by Buyer after the Closing Date by reason of or arising out of (i) a breach of any representation or warranty by Seller contained in any instrument or document executed by Seller and delivered to Buyer hereunder; or (ii) any failure by Seller to perform any obligation or duty required to be performed by it under any provision of this Agreement.

         (b) Buyer shall on demand promptly indemnify and hold harmless and defend Seller from, and reimburse Seller for, any losses, damages, liabilities, deficiencies or expenses (including reasonable fees of attorneys and experts) incurred by Seller after the Closing by reason or arising out of (i) a breach of any representation or warranty by Buyer contained in this Agreement, the Escrow Agreement or in any instrument or document executed by Buyer and delivered to Seller; (ii) any failure by Buyer to perform any obligation or duty required to be performed by it under any provision of this Agreement; or (iii) any liability or obligation arising out of or related to the ownership or operation of the Assets by Buyer after the Closing Date. The amount of any loss, liability, claim, damage or expense for which indemnification is provided under this Section shall be net of any amounts recoverable under any insurance policy.

         (c) Buyer shall, on demand, indemnify, hold harmless and defend Seller from and against any and all loss, liability, cause of action, damage and/or claim for personal injury or property damage arising from the acts or omissions of Buyer or any agents, employees, contractors, representatives and/or consultants of Buyer with respect to the Assets, including their removal from the premises as provided herein. The Buyer has agreed to deposit $10,000.00 as the Equipment Removal Deposit at Closing for any damages to Seller's property resulting from the removal of the Assets. This Section 5.01 shall survive any termination of this Agreement as well as the closing of the transaction contemplated hereby.

         Section 5.02. BULK TRANSFER LAW COMPLIANCE. Seller and Buyer each waive compliance with the requirements of any bulk transfer law under the Uniform Commercial Code.

         Section 5.03. EXPENSES AND OTHER ADJUSTMENTS. Whether or not the Closing is completed, each party will pay all legal, accounting and other fees and expenses it incurs in connection with this Agreement and the transactions contemplated by this Agreement.

         Section 5.04. PARTIES IN INTEREST; NO ASSIGNMENT. Subject to the following sentence, this Agreement shall inure to the benefit of and be binding on the parties and their respective successors and permitted assigns. Except when expressly approved by each party, any assignment of this Agreement by any party without the prior written consent of each other party shall be void. Nothing in this Agreement is intended to confer any rights or remedies on anyone other than a party to this Agreement or the holder of a valid assignment of rights under this Agreement.

         Section 5.05. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York and, to the extent applicable, the United States Bankruptcy Code.

         Section 5.06. AMENDMENTS. This Amendment may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom the enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

         Section 5.07. ENTIRE AGREEMENT. This Agreement, including the Exhibits, sets forth the entire agreement among the parties with respect to the transactions described in this Agreement and all prior agreements or understandings among the parties regarding those matters are superseded and merged into this Agreement.

         Section 5.08. NOTICES. All notices, request, demands and other communications shall be in writing and shall be deemed to have been duly given:

         (a) when delivered personally; or

         (b) seventy-two (72) hours after being mailed, registered or certified mail, return receipt requested, postage prepaid, to the respective addresses set forth below; or

         (c) one business day after being delivered to a reputable overnight courier service, prepaid, marked for next day delivery, addressed to the addressee at its address set forth below; or

         (d) on the first business day after receipt, if delivered by facsimile transmission to the fax number (if any) of the receiving party listed below, if receipt is confirmed in writing by the sending facsimile machine.

         (e) The addresses for notice are:

         TO BUYER:              Michael Anthony Jewelers Inc.
                                115 South Macquesten Parkway
                                Mount Vernon, New York 10550-1724
                                Telephone:  (914) 699-0000
                                Facsimile: (914) 699-2335
            with copy to:      Michael Anthony Jewelers Inc.
                               115 South Macquesten Parkway
                               Mount Vernon, New York 10550-1724
                               Attention: Rita Martin Crowley, Esq.
                               Telephone: (914) 699-0000, ext. 675
                               Facsimile: (914) 699-2335

            TO SELLER:         Eurospark Industries Inc.
                               40-35 22nd Street
                               Long Island City, New York 11101
                               Attention:  Michael Spiegel
                               Telephone:  (718) 706-0599
                               Facsimile:  (718) 706-0699

            with copy to:      Windels, Marx, Davies & Ives
                               156 West 56th Street
                               New York, New York 10019
                               Attention: Charles E. Simpson, Esq.
                               Telephone: (212) 237-1070
                               Facsimile: (212) 262-1215

Any party may designate in writing another person or another place to which notices to it shall be sent.

         Section 5.09. REMEDIES NOT EXCLUSIVE. Nothing in this Agreement shall be deemed to limit or restrict in any manner other rights or remedies that any party may have against any other party at law, in equity or otherwise.

         Section 5.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which is an original and all of which together shall be deemed to be one and the same instrument.

         Section 5.11. HEADINGS. The headings used in this Agreement are for convenience of reference only and shall not be deemed to be of any substance or effect.

         Section 5.12. SEVERABILITY. The invalidity of any provision of this Agreement, or any portion thereof, shall not affect the validity of the remainder of such provision or of the remaining provisions of this Agreement.

         Section 5.13. LIMITATIONS ON RIGHTS OF THIRD PARTIES. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

         Section 5.14. NON-WAIVER. Failure, delay or forbearance of any party to insist on strict performance of any provision of this Agreement, or to exercise any right or remedy, shall not be construed as a waiver thereof. An express waiver in one or more instances shall not waive subsequent strict performance.

                                   BUYER:
                                   ------

                                   MICHAEL ANTHONY JEWELERS INC.



                                   By: /s/ Allan Corn
                                     ------------------------------
                                   Name:   Allan Corn
                                   Its:    CFO


                                   Seller:
                                   -------

                                   EUROSPARK INDUSTRIES INC.,
                                   Debtor-in-Possession



                                   By:/s/ Michael Spiegel
                                      -----------------------------
                                   Name:  Michael Spiegel
                                   Its:   President

                                   EXHIBIT A
                                   ---------

                                  DEFINITIONS
                                  -----------

"Agreement" means this Asset Purchase Agreement, as it may be amended or supplemented from time to time in accordance with its terms.

"Assets" mean the assets of Seller as set forth in Exhibit B, wherever located and whether or not carried on its books or account. Assets shall not include the following: the security system (including, but not limited to the closed circuit television system), the temperature control system, any other item that would be defined as a fixture, raw material, cash or cash equivalents, inventories or accounts receivable.

"Bankruptcy Court" means the United States Bankruptcy Court for the Eastern District of New York.

"Buyer" means Michael Anthony Jewelers Inc., a Delaware corporation.

"Buyer's Counsel" means Rita Martin Crowley.

"Closing" and "Closing Date" are defined in Section 3.01.

"Court Order" means any judgment, decree, injunction or order of any federal, state or local court or agency that is binding on any person or its property under applicable law.

"Default" means (1) violation or breach of, conflict with or default under any document or (2) the occurrence of an event that with the passage of time or the giving of notice or both would constitute such a violation, breach, conflict with or default under any document.

"Deposit" is defined in Section 2.02(i).

"Escrow Agent" is defined in Section 2.02.

"Escrow Agreement" is defined in Section 2.02(b).

"GAAP" means generally accepted accounting principles consistently applied.

"Equipment Removal Deposit" is defined in Section 2.02(iii).

"Liability" means any direct or indirect liability, indebtedness, obligation, guaranty or endorsement of or by any person (other than endorsements of notes, bills and checks presented to banks for collection or deposit in the ordinary course of business) of any type, whether known, accrued, absolute, contingent or not.

"Lien" means any mortgage, lien, security interest, pledge or encumbrance of any nature on any property.

"Litigation" means any lawsuit, action, arbitration, administrative or other proceeding, criminal prosecution or governmental investigation involving Seller or the Assets.

"Purchase Price" is defined in Section 2.02.

"Regulation" means any statute, law, ordinance, regulation, order or rule of any federal, state, local or other governmental agency or body.

"Seller" means Eurospark Industries Inc., Debtor-in-Possession, a New York corporation.

"Seller's Counsel" means Windels, Marx, Davies & Ives.

                                    EXHIBIT B
                                    ---------

                              DESCRIPTION OF ASSETS
                              ---------------------

APPRAISAL:  EUROSPARK INDUSTRIES, INC.                                 P.1

                                             FAIR MARKET     FORCED LIQUIDATION/
                                             VALUE-REMOVAL   AUCTION VALUE

CHAIN MACHINE TOOLROOM
----------------------


1 - CRAFFORD CHAIN CUTTER
    MODEL 571-10
    BENCH MODEL, DIGITAL
    SIN 632008
    115 VOLT                                    $3,000-           $1,250-


1 - MITUTOYO STEREOSCOPE MICROSCOPE
    S/N 10240304                                   600-              400-




1 - FIE HARDNESS TESTER, BENCH
    MODEL R, S/N 1761                              900-              600-



1 - CRAFFORD LINK-O-MATIC
    MODEL 534-10
    S/N 434022
    BENCH MODEL, ELECTRIC
    120 VOLTS, 50/60 HZ
    NOTE:  PROPERTY OF ALEX SPIEGEL                NO VALUE         NO VALUE
                                                   ASSIGNED         ASSIGNED




1 - GROUP LOT CONSISTING OF BUT
    NOT LIMITED TO THE FOLLOWING:

3 - DIAMOND FACETING MACHINES
    MODEL BSS102, BENCH MODELS
    WITH STANDS
    S/N:     - 102
             - 175
             - 166

APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 2

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
CHAIN MACHINE TOOLROOM CONT'D
-----------------------------

          220/380 VOLTS/50 CYCLE
          EQUIPPED WITH MANUAL DIVIDERS
          FOR BANGLES AND RINGS, WITH
          COLLETS AND ALL ACCESSORIES
          AND ATTACHMENTS THERETO
                                                   $12,000-       $4,500-
                                                   GROUP LOT      GROUP LOT




1 -      BRIDGEPORT V-RAM VERTICAL MILLING
         MACHINE, S/N 12B495223
         1 HP, 220 VOLT, 3 PHASE
         EQUIPPED WITH:
         -    9 X 42" POWER FEED TABLE
         -    TIBON WAYS WITH MITUTOYO DRO
              S/N 420769
         -    VISE
         WITH ALL ACCESSORIES AND ATTACH-
         MENTS THERETO                              $6,500-       $3,000-




1 -      BOYAR SCHULTZ #2A CHALLENGER
         HYDRAULIC SURFACE GRINDING MACHINE
         S/N CH-3628-2A (1985)
         EQUIPPED WITH:
         -    COOLANT
         -    2/618 WALKER CERAMAX CHUCK
         -    TORIT DUST COLLECTOR
              S/N 14467                              5,500-        3,000-


1 -      EMCO MAXIMAT SUPER II PRECISION
         LATHE, 11" X 24"
         S/N 15855                                   3,700-        2,500-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 3

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
CHAIN MACHINE TOOLROOM CONT'D
-----------------------------


1 - J & S RADIUS TYPE WHEEL DRESSER
    WITh CASE                                        1,400-           850-



1 - STEEL TWO-DOOR CABINET WITH
    CONTENTS:
    -  CRITERION BORING HEAD
    -  HARIG #1 GRINDALL FIXIURE
       WITH CASE
    -  DRILL BITS
    -  5-DIAL MICROMETERS
    -  DIAL CALIPERS
    -  DODECO TOOLING
    -  FILES
    -  END MILLS
    -  MILLING CUTTERS
    -  TAPS
    -  NUMBER & LETTER SETS
    -  MISCELLANEOUS OTHER ITEMS                    $2,500-        $1,850-

1 - EMCO COMPACT 5 PRECISION BENCH
    LATHE WITH STAND
    S/N 505M (1986)
    WITH ALL ACCESSORIES AND ATTACH-
    MENTS THERETO                                      700-           500-



1 - FASTI #LM PRECISION BENCH SHAPER
    S/N LM036 (1987)                                 3,600-         1,500-




1 - SCRIPTA TOOL GRINDER
    FLOOR MODEL
    S/N AL34962 (1982)
    WITH ALL ACCESSORIES AND ATTACH-
    MENTS THERETO                                    2,800-         1,500-

APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 4

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
CHAIN MACHINE TOOLROOM CONT'D
-----------------------------



1 -  MISCELLANEOUS CHAIN MACHINE
     TOOLROOM DEPARTMENT LOT CON-
     SISTING OF BUT NOT LIMITED
     TO THE FOLLOWING:

     -  TOOLKRAFT COMBINATION BELT &
        DISC SANDER, FLOOR MODEL 1184
        S/N 48Xl079
     -  CENTRAL 6X10" HORIZONTAL
        BANDSAW, MODEL T591/9972
        S/N 256633 (1992)
     -  PRECISION BENCH SAW, FLOOR
        MODEL WITH 115 VOLT MOTOR
     -  BUFFALO BENCH MODEL DRILL PRESS
     -  DAHLSTROM HAND TAPPER, FLOOR
        MODEL
        PRECISION DRILL PRESS, BENCH
        MODEL, WITH MICROMETERS
     -  KANON 18" PRECISION HT GAUGE
     - (2) SURFACE PLATES
     -  MISCELLANEOUS MICROMETER STANDS
     -  SINE VISE
     -  DUMORE PRECISION GRINDER
        WITH CASE
     -  STAYER MODEL ST-3 DOUBLE END
        GRINDER WITH STAND, 1/2 HP,
        220 VOLTS
     -  HAND SHEAR
     -  MISCELLANEOUS END MILLS
     -  MISCELLANEOUS HAND TOOLS
     -  BUFFALO TORQ-FLEX GRINDER
        16,000 RPM
     -  PRIMELINE DIGITAL CALIPER
     -  PORTABLE ELECTRIC TOOLS
     -  OTHER MISCELLANEOUS ITEMS                 $3,500-       $2,000-
                                                  GROUP LOT     GROUP LOT

APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 5

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


CHAIN DEPARTMENT
----------------



1 -  GROUP LOT CONSISTING OF BUT NOT
     LIMITED TO THE FOLLOWING:

     6 - ICM MODEL C13 DOUBLE CABLE
         CHAIN MACHINES, FLOOR MODELS
         (1986)
         EQUIPPED WITH:
        -    ELECTRONIC CONTROLLERS
        -    TURNTABLES
        -    TOOLING
        -    FORCED LUBRICATION
    WITH ALL ACCESSORIES AND ATTACH-
    MENTS THERETO
                                                  $48,000-       $36,000-
                                                  GROUP LOT      GROUP LOT


2 -  IECO MODEL 13.03 SPOT WELDERS
     S/N: - 59-96 (1996)
          - NO S/N VISIBLE
     BENCH MODELS, 8 KVA, 220 VOLTS,
     1 PHASE                                        4,500-         3,000-
                                                    PAIR           PAIR




1 -  GROUP LOT CONSISTING OF BUT
     NOT LIMITED TO THE FOLLOWING:

     6 -  OMBI CABLE CHAIN MACHINES
          BENCH MODELS, STAND MOUNTED,
          S/N: - 319/80
               - 235/81
               - 233/81
               - 65/81
               - 10/82
               - NO S/N VISIBLE

APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 6

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


CHAIN DEPARTMENT CONT'D
-------------------------


             EQUIPPED WITH TURNTABLES,
             220 VOLTS, 50/60 HZ
             (@ $5,000 AND 3,000 EACH)              30,000-       18,000-
                                                    GROUP LOT     GROUP LOT


1 - FASTI MODEL GM CURB CHAIN MACHINE
    FLOOR MODEL, S/N 271
    WITH ALL ACCESSORIES AND ATTACH-
    MENTS THERETO                                  $12,000-      $ 8,000-




1 - FICO FOXTAIL CHAIN MACHINE
    MODEL FFK- 1, BENCH MODEL,
    WITH TOOLING
    S/N 1305/2  (1974)
    208 VOLTS/60 HZ
    WITH ALL ACCESSORIES AND ATTACH-
    MENTS THERETO                                   10,000-        5,000-



1 - OMBI CABLE CHAIN MACHINE
    MODEL # GPN, BENCH TYPE
    NOTE: NO SERIAL NUMBER VISIBLE
    220 VOLTS, 50/60 HZ, WITH
    TOOLING AND ALL ACCESSORIES
    AND ATTACHMENTS THERETO                          5,000-        2,000-

APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 7

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE

CHAIN DEPARTMENT CONT'D
-----------------------


1 - GROUP LOT CONSISTING OF BUT
    NOT LIMITED TO THE FOLLOWING:

    11 - MGZ MODEL K1-F CURB CHAIN
         MACHINES, FLOOR STAND MOUNTED,
         VARIABLE SPEED WITH TOOLING,
         1981 SERIES
         S/N:     -   227
                  -   M501
                  -   F1299
                  -   F3411
                  -   F3410
                  -   229
                  -   231
                  -   063
                  -   067
                  -   1298
                  -   1300
WITH ALL ACCESSORIES AND ATTACH-
MENTS THERETO
                                                   $44,000-      $22,000-
                                                    GROUP LOT     GROUP LOT





1 - FASTI MODEL FZ/F CABLE CHAIN
    MACHINE, FLOOR MODEL
    S/N D52 (1982)
    220 VOLTS, 50-60 HZ, WITH
    TOOLING AND ALL ACCESSORIES
    AND ATTACHMENTS THERETO                          6,500-        3,000-

APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 8

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


CHAIN DEPARTMENT CONT'D




1 -      MGZ MODEL 94 DOUBLE CURB CHAIN
         MACHINE, FLOOR MODEL
         S/N 3740 (1982)
         EQUIPPED WITH:
         -   ELECTRONIC CONTROLLER
         -   TOOLING
         WITH ALL ACCESSORIES AND ATTACH-
         MENTS THERETO                              $8,000-        $4.500-




1 -      NICKERSON CABLE CHAIN MACHINE
         MODEL C, STAND MOUNTED WITH
         TOOLING AND 115 VOLT MOTOR,
         WITH ALL ACCESSORIES AND
         ATTACHMENTS THERETO                         2,000-           750-




2 -      OMPAR MODEL RA-1000 DIAMOND FACETING
         MACHINES, BENCH MODELS, WITH FLOOR
         STANDS, S/N: BR16O
                      BR190
         WITH ALL ACCESSORIES AND ATTACH-
         MENTS THERETO                               6,000-         3,000-
                                                     PAIR           PAIR




2 -      FIOLKA DIAMOND FACETING MACHINES,
         MODEL D753, BENCH MODELS WITH
         FLOOR STANDS, WITH ALL ACCESSORIES
         AND ATTACHMENTS THERETO                     4,000-         2,000-
                                                     PAIR           PAIR

APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 9

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


CHAIN DEPARTMENT CONT'D
------------------------


1 - FASTI MODEL MBB HAMMER PRESS
    7 TON, FLOOR MODEL, S/N 060
    220 VOLTS, 50/60 Hz, WITH
    ALL ACCESSORIES AND ATTACHMENTS
    THERETO                                          3,500-        2,000-




1 - MGZ MODEL 68 HAMMER PRESS
    20 TON, KNUCKLE-JOINT CONS-
    TRUCTION, FLOOR MODEL
    S/N  3358 (1981)
    220 VOLTS, 50/60 HZ
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                              6,000-        2,500-




1 - OMBI HAMMER PRESS, 3 TON
    BENCH MODEL
    EQUIPPED WITH:
    -   CHAIN TAKE-UP
    -   SQUARING DIE
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                              2,000-        1,000-




2 - MGZ #PV HAMMER PRESSES
    FLOOR MODELS
    220 VOLTS, 50/60 HZ
    S/N: - 3357 (1981)
         - 059  (1974)
    WITH ALL ACCESSORIES
    AND ATTACHMENTS THERETO                         $4,000-       $1,000-
    NOTE:  NOT CURRENTLY IN SERVICE                 PAIR          PAIR


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 10

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE



CHAIN DEPARTMENT CONT'D
-----------------------


1 -   MISCELLANEOUS CHAIN DEPARTMENT GROUP
      LOT CONSISTING OF BUT NOT LIMITED
      TO THE FOLLOWING:

      -  ROLLING MILL
         MOTORIZED, 1/4 HP, 115 VOLTS
      -  AIR AMERICA AIR COMPRESSOR
         5 HP, 60 GALLON, VERTICAL
         ASME TANK MOUNTED, 115 VOLTS
      -  AO MICROSCOPE
      -  CABINET WITH PRECISION TOOLS
         AND INSTRUMENTS
      -  (2) CABINETS CONTAINING CHAIN
         MACHINE TOOLING
      -  SQUARING DIES
      -  DISPLAY CURB CHAIN MACHINE
         MOTORIZED, TOOLED, ON STAND
      -  MISCELLANEOUS HAND TOOLS
      -  MISCELLANEOUS SPARE PARTS
      -  MISCELLANEOUS OTHER ITEMS                   8,000-        5,000-
                                                     GROUP LOT     GROUP LOT


1 - OMPAR MODEL RA 2000 DIAMOND
    FACETING MACHINE, FLOOR MODEL WITH
    ELECTRONIC CONTROLS
    NOTE: PROPERTY OF ALEX SPIEGEL                   NO VALUE      NO VALUE
                                                     ASSIGNED      ASSIGNED




1 - CIEMMEO CHAIN LIMBERING MACHINE
    MODEL S/N 2, BENCH MODEL,
    S/N 925 (1984)
    WITH ALL ACCESSORIES AND ATTACH-
    MENTS THERETO                                   $4,000-       $1,500-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 11

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE



WIRE DEPARTMENT
----------------


1 - MDM CENTRIFUGAL DRYER
    FLOOR MODEL, STAINLESS
    STEEL CONSTRUCTION
    EQUIPPED WITH:
    - HEATER
    - TIMER                                        $ 2,500-      $ 1,500-





1 - MDM ROD BREAKDOWN MILL
    MODEL LS 250
    S/N ID021 (1981)
    2 HIGH
    10 PASS
    7 HP, 220 VOLTS, 3 PHASE
    WITH ROLLS: 10" WIDE X
                 4" DIAMETER
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                             10,000-        4,000-



1 - MDM WIRE BREAKDOWN MILL
    MODEL LS 250
    S/N 7F017 (1981)
    2 HIGH
    30 PASS
    7 HP, 220 VOLTS, 3 PHASE
    WITH ROLLS: 10" WIDE X
                 4" DIAMETER
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                             10,000-        4,000-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 12

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
WIRE DEPARTMENT CONT'D
----------------------


1 - FIOA WIRE BREAKDOWN MILL
    DOUBLE STANCHION
    30 PASS EACH SIDE
    10 HP, 220 VOLTS, 3 PHASE
    EQUIPPED WITH:
    -  ROLLS: 8" WIDE X
              4" DIAMETER
    -  DOUBLE WIRE TAKEUPS
    -  WATER-COOLED ROLLS
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                            $14,000-      $ 7,000-




1 - COMEVI 10 PASS WIRE DRAWING
    MACHINE, S/N 755060
    DRAWING CAPACITY: 3,50 MM TO
                      1,20 MM
    7 1/2 HP, 220 VOLTS, 3 PHASE
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                             12,000-        6,000-



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 13

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
SOLDERING DEPARTMENT



1 - IECO SOLDERING FURNACE
    MODEL 01.02DR
    S/N 5496 (1996)
    MAXIMUM TEMPERATURE: 950 deg C
    12 KW, 220 VOLTS, 3 PHASE, 60 HZ
    EQUIPPED WITH:
    -        2 1/2" WIDE BELT
    -        DIGITAL CONTROLS
    -        AMMONIA DISSOCIATOR
    -        ELECTRONIC CHAIN FEEDER
             MODEL 12.03, S/N 362/94               $18,000-      $10,000-



1 - MISCELLANEOUS SOLDERING DEPARTMENT
    GROUP LOT CONSISTING OF BUT NOT
    LIMITED TO THE FOLLOWING.

    -   UNITRON MICROSCOPE
        MODEL MSFN, S/N 49959
    -   ELECTRIC ANNEALING OVEN
        BENCH MODEL
    -   MGZ MODEL IS STRAND
        SOLDERING FURNACE, BENCH
        MODEL
    -   GAS MELTER WITH INGOT MOLDS
        AND CRUCIBLES
    -   HAND CHAIN WINDER
    -   PICKLING TANK                                2,200-        1,500-
                                                     GROUP LOT     GROUP LOT


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 14

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


POLISHING DEPARTMENT
--------------------


1 - CEIA ULTRASONIC CLEANER
    MODEL USCM1G, FLOOR MODEL
    STAINLESS STEEL CONSTRUCTION
    S/N 9730197
    4.4 KW
    220 VOLTS, 1 PHASE, 50/60 HZ
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                             $6,000-        $3,000-




1 - STEAMASTER ELECTRIC STEAM
    GENERATOR, MODEL HPJ-7A
    S/N E26396 (1995)
    240 VOLTS, 3 PHASE
    9 KW, 22 AMP                                     1,500-         1,000-




1 - KRAMER TUMBLER, MODEL K1402,
    S/N 2911
    HORIZONTAL BENCH MODEL WITH
    VARIABLE SPEED AND ALL ACCES-
    SORIES AND ATTACHMENTS THERETO                   2,200-         1,200-




1 - DCE UNIMASTER DUST COLLECTOR
    TYPE UM152G5AD
    S/N 94-1351/02
    5 HP, 220 VOLTS, 3 PHASE                         2,500-         1,500-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 15

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE

POLISHING DEPARTMENT CONT'D
---------------------------


1 -   8-STATION POLISHING BENCH
      CONSISTING OF:
      4 - 2-STATION SETUPS
          MOTORS: 3/4 HP
          2850/3450 RPM
          WITH:
          2-WHIRLWIND DUST COLLECTORS
            MODEL 84,
            3 HP, 230 VOLTS, 3 PHASE
            S/N: - 187536-7
                 - 194785-3
      WITH ALL ACCESSORIES AND ATTACH-
      MENTS THERETO                                 $5,000-       $3,500-




1 -  MISCELLANEOUS POLISHING DEPARTMENT
     GROUP LOT CONSISTING OF BUT NOT
     LIMITED TO THE FOLLOWING:

     -   EYEWASH STATION
     -   LUPOLINE ENCLOSED WET TUMBLER
     -   TY-NEE BENCH TUMBLER
     -   CREST ULTRASONIC CLEANER
         BENCH MODEL
     -   (2) STAINLESS STEEL WASH STATIONS
         AND POTS
     -   GESSWEIN VIBRATORY TUMBLER
         FLOOR MODEL WITH DISPENSER
     -   DEGREASER WITH HOOD AND BLOWER              3,500-        2,000-
                                                     GROUP LOT     GROUP LOT



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 16

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
POLISHING DEPARTMENT CONT'D
---------------------------


1 - CEIA ULTRASONIC CLEANER
    MODEL USCIM2G, FLOOR MODEL
    DUAL COMPARTMENT IN STAINLESS
    STEEL CONSTRUCTION, 4.4 KW
    220 VOLT, 1 PHASE, 50/60 HZ
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                             $7,000-       $3,500-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 17

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


STAMPING DEPARTMENT
--------------------


1 -   GROUP LOT CONSISTING OF BUT
      NOT LIMITED TO THE FOLLOWING:

      3 -  CHAPMAN FOOT PRESSES
           MODEL HD #7, FLOOR
           MODELS                                  $12,000-      $ 4,500-
                                                   GROUP LOT     GROUP LOT




1 - OMPSA 2-POST HAMMERING PRESS
    HIGH SPEED, S/N M6960749
    VARIABLE SPEED
    220 VOLTS 50/60 Hz
    WITH CHAIN HAMMERING UNIVERSAL
    DIE                                              8,000-        3,000-




2 - BOSWORTH #10 FOOT PRESSES
    FLOOR MODELS                                       600-          150-
                                                       PAIR          PAIR




1 - PRESSRITE #30 POWER PRESS
    S/N 2651
    30 TON OBI
    EQUIPPED WITH:
    - AIR CLUTCH
    - PRESS-RIM HIGH SPEED
      CLUTCH CONTROL
    - BIJUR 1-SHOT LUBRICATION
      WITH ALL ACCESSORIES AND
      ATTACHMENTS THERETO                            8,000-        3,000-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 18

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


STAMPING DEPARTMENT CONT'D
--------------------------


1 - V & 0 #1 POWER PRESS
    10 TON OBI, S/N 103/9
    EQUIPPED WITH:
    -  MECHANICAL CLUTCH
    -  QUALITY TAG DIE AND
       AIR FEED
    WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                             $3,000-       $1,500-




1 - MA POWER PRESS
    BENCH MODEL OBI, 5 TON
    WITH MECHANICAL CLUTCH AND
    ALL ACCESSORIES AND ATTACH-
    MENTS THERETO                                    1,200-          500-



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 19

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
TOOLS AND DIES
--------------


1 - GROUP LOT CONSISTING OF TOOLS AND
    DIES LOCATED THROUGHOUT THE FACILITY
    AND INCLUSIVE OF BUT NOT LIMITED TO
    THE FOLLOWING:

    -   SINGLE OPERATION TOOLS
        (FOOT PRESS)

    -   SINGLE OPERATION TOOLS IN
        DIE SETS (POWER PRESS)
        APPROXIMATELY 50 EACH

    -   BACK-TO-BACK EARRING TOOLS
        APPROXIMATELY 100 EACH

    -   CHAIN HAMMER UNIVERSAL DIES
        WITH INSERTS                               $35,000-      $15,000-
                                                   GROUP LOT     GROUP LOT



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 20

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
ICE-DIAMOND CUTTING DEPARTMENT
------------------------------

1 - VICTOR LATHE
    16 X 30"
    S/N 550598
    2 HP, 220 VOLTS 3 PHASE
    EQUIPPED WITH DRUM AND CONTROLS
    FOR ICE DIAMOND CUTTING WITH
    ALL ACCESSORIES AND ATTACHMENTS
    THERETO                                        $ 7,000-      $ 3,500-




1 - VICTOR LATHE
    20 X 40"
    3 HP, 220 VOLTS, 3 PHASE
    EQUIPPED WITH DRUM AND CONTROLS
    FOR ICE DIAMOND CUTTING WITH
    ALL ACCESSORIES AND ATTACHMENTS
    THERETO                                          8,000-        4,000-




1 - COMEV "COMM" LATHE
    16 X 40"
    S/N 3204
    4 HP, 22O VOLTS, 3 PHASE
    EQUIPPED WITH DRUM AND CONTROLS
    FOR ICE DIAMOND CUTTING WITH
    ALL ACCESSORIES AND ATTACHMENTS
    THERETO                                          8,000-        3,500-



2 - TORNOS "OR" ICE DIAMOND CUTTING
    LATHES WITH BUILT-IN REFRIGERATION
    SYSTEMS, WITH ALL ACCESSORIES AND
    ATTACHMENTS THERETO                             25,000-       10,000-
                                                    PAIR          PAIR


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 21

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE

ICE DIAMOND CUTTING DEPARTMENT CONT'D
-------------------------------------


2 - FRIGOMECCANICA REFRIGERATION UNITS
    FOR ICE DIAMOND CUTTING LATHES
    4 - UNIT CAPACITY EACH
        220 VOLTS, 3 PHASE
        S/N:  - 111-222
              - 111-333
    WITH ALL ACCESSORIES AND ATTACH-
    MENTS THERETO                                  $10,000-      $ 5,000-
                                                   PAIR          PAIR



1 - TAKISAWA LATHE
    13 X 36" MAXITURN
    S/N CDE90399 (1979)
    EQUIPPED WITH DRUM AND CONTROLS
    FOR ICE DIAMOND CUTTING, WITH
    ALL ACCESSORIES AND ATTACHMENTS
    THERETO                                          7,000-        4,000-



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 22

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
VAULTS AND SCALES
-----------------



1 - ISM TREASURY VAULT
    TRTL 30X6
    TR 4754 (1987)
    29 1/2 X 56 1/2 H X 31"                         $5,000-       $2,000-

2 - ROGENGRENS VAULTS
    SMS 3000 TYPE 1
    (SWEDEN)
    S/N 1691-12 (1981)
        3031-12 (1983)
        3322-12 (1983)
    30 1/2 X 31"D X 58"H                             7,500-        3,000-
                                                     PAIR          PAIR




1 - FICHET-BAUCHE VAULT
    S/N 17400
    TL30
    24 1/2 X 31" X 53 1/2"H                          3,500-        1,500-


1 - ROSENGRANS VAULT
    SMS 3000 TYPE 1
    S/N 1940-80 (1981)
    CLASS A 90
    36"W X 40"D X 78 1/2"H
    (SWEDEN)                                         4,500-        2,000-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 23

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


VAULTS AND SCALES CONT'D
------------------------


1 -  METTLER #PE16 DIGITAL ELECTRONIC
     SCALE                                          $6,500-        $2,500-


1 -  METTLER #PE 3000 DIGITAL ELECTRONIC
     SCALE, S/N 47480
     3000 DWT CAPACITY                               1,500-           800-




2 - METTLER #PC 2000 SCALES
    1-  DOUBLE DIGIT
    1 - DWT OUNCE AND GRAM
    S/N:   - A01184
           - 47500                                   4,000-         1,500-
                                                     PAIR           PAIR




1 - METTLER #PE 6000
    DIGITAL ELECTRONIC SCALE                         1,500-           800-




1 - SARTORIUS SCALE
    DIGITAL ELECTRONIC SCALE
    S/N 120002                                       1,500-           800-



1 - MEDIAVAULT
    MODEL 70-26-20
    S/N 25 (1988)
    28 X 32"W X 76" H
    TL 30                                            5,000-         1,500-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 24

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE

MISCELLANEOUS PLANT DEPARTMENT
------------------------------

NOTE:  MISCELLANEOUS ITEMS LOCATED
       THROUGHOUT PLANT FACILITY




2 - CRAFFORD LINK-O-MATIC MACHINES
    MODEL EL
    WITH LIGHTENING LINK WELDERS
    S/N:     - EL1232L
             - EL44B                               $12,000-       $ 7,500-
                                                   PAIR           PAIR




1 - PALLET TRUCK
    4000 POUND CAPACITY                                300-           175-




2 - AMANO TIME CLOCKS

    1 -  AMANO/CINN. DIGITAL
         MODEL MJR 7000
    1 -  AMANO SERIES 6900                             500-           275-
                                                       PAIR           PAIR




1 - MILLER TIG WELDER
    MODEL CP-200
    S/N HK298-54
    WITH MILLERMATIC WIRE
    FEEDER AND ALL ACCESSORIES
    AND ATTACHMENTS THERETO                          1,400-           700-


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 25

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE

MISCELLANEOUS PLANT DEPARTMENT CONT'D
-------------------------------------


1 -  MILLER MIG WELDER "DIALARC"
     # HF, AC/DC
     S/N JB488884
     WITH ALL ACCESSORIES AND ATTACH-
     MENTS THERETO                                  $1,400-         $ 700-




1 - CHALLENGER PAPER CUTTER
    TRIUMPH POWER 18"
    FLOOR MODEL
    S/N 37464 (1976)                                 1,000-           500-





2 - AIR COMPRESSORS

    1 - INGERSOLL-RAND
        MODEL #T30
        S/N 751723
        10 HP, 220/440 VOLTS
        120 GALLON ASME TANK MOUNTED

    1 - LEROI SERIES 5000
        S/N 4005X5329
        5 HP, 220 VOLTS 3 PHASE
        60 GALLON ASME TANK MOUNTED                  2,500-         1,500-
                                                     PAIR           PAIR




1 - ACORN HEAVY DUTY WELDING TABLE
    5' X 8' WITH STAND                               2,000-         1,200-




APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 26

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


MISCELLANEOUS PLANT DEPARTMENT CONT'D
-------------------------------------


1 -  MISCELLANEOUS PLANT DEPARTMENT GROUP
     LOT INCLUSIVE OF BUT NOT LIMITED TO
     THE FOLLOWING:

     -  STEEL SHELVING
     -  LOCKERS
     -  LUNCH ROOM TABLES AND CHAIRS
     -  MISCELLANEOUS STEEL CARTS
     -  MULTI-DRAWER CABINETS
     -  BENCHES
     -  MISCELLANEOUS OTHER ITEMS                   $2,500-       $1,000-




APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 27

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE



OFFICE AND SECURITY EQUIPMENT
-----------------------------


1 - GROUP LOT OF OFFICE AND SECURITY
    EQUIPMENT LOCATED THROUGHOUT THE
    FACILITY AND INCLUSIVE OF BUT NOT
    LIMITED TO THE FOLLOWING:

    OFFICE EQUIPMENT:
    ----------------

    -    LATERAL FILE CABINETS
    -    VERTICAL FILE CABINETS
    -    PARTITIONS
    -    OFFICE DESKS AND CHAIRS
    -    MISCELLANEOUS PC'S WITH PRINTERS
    -    COMPUTER SOFTWARE
    -    TELEPHONE SYSTEM
    -    MISCELLANEOUS OFFICE SUPPLIES

    SECURITY EQUIPMENT
    ------------------

    -    SECURITY MONITORS AND SECURITY
         CAMERAS, HAND-HELD WANDS, WALK
         THRU SCANNER, ETC.                        $10,000-       $ 5,000-
                                                   GROUP LOT      GROUP LOT



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 28

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE

STORAGE AREA
------------


1 -  GROUP LOT CONSISTING OF THE STORAGE
     AREA ITEMS AND INCLUSIVE OF BUT NOT
     LIMITED TO THE FOLLOWING:

     1 - DO-ALL CNC 760 VERTICAL MILLING
         MACHINE
         SINGLE SPINDLE
         55 X 12" TABLE
         SPEEDS: 60 - 4350 RPM

     1 - LELAND GIFFORD 2-SPINDLE DRILL
         PRESS
         30 X 44" TABLE
         SPEEDS: 540-3600 RPM AND
                 270-1800 RPM
         NOTE: THESE UNITS ARE NOT CURRENTLY
               IN SERVICE                         NO VALUE       NO VALUE
                                                  ASSIGNED       ASSIGNED


APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 29

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


OFF-SITE EQUIPMENT
------------------


NOTE:  THE OFF-SITE EQUIPMENT LISTED
       HEREIN IS LOCATED AT:
       GOLD INTERNATIONAL MACHINERY CORP.
       PAWTUCKET, RHODE ISLAND





1 - FASTI FZ/DD DOUBLE CABLE
    CHAIN MACHINE, FLOOR MODEL
    S/N B84
    TOOLED: 0,50 MM (.020")
    DOUBLE CABLE
    220/380 VOLTS, 3 PHASE, 50-60 HZ                $7,000-        $3,500-

1 - OMBI MODEL F1 SINGLE CABLE
    CHAIN MACHINE, STAND MOUNTED
    S/N 80/030
    TOOLED  0,40 MM (.016")
            SINGLE CABLE
    220 VOLTS, 3 PHASE, 50-60 Hz                     6,500-         2,500-

1 - OMBI MODEL F1 SINGLE CABLE
    CHAIN MACHINE, STAND MOUNTED
    S/N 79/013
    TOOLED:  0,60 MM (.024")
             SINGLE CABLE
    220 VOLTS, 3 PHASE, 50-60 Hz                     4,500-         2,000-



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 30

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


OFF-SITE EQUIPMENT CONT'D
--------------------------


1 - OMBI MODEL F1 SINGLE CABLE
    CHAIN MACHINE, STAND MOUNTED
    S/N 79/170
    TOOLED: 1,00 MM (.040")
    220 VOLTS, 3 PHASE, 50-60 HZ                    $4,500-        $2,000-

1 - OMBI MODEL F1 SINGLE CABLE
    CHAIN MACHINE, STAND MOUNTED
    S/N 79/014
    TOOLED:   0,85 MM (.036")
    220 VOLTS, 3 PHASE, 50-60 HZ                     4,500-         2,000-

1 - OMBI MODEL GPLU/D DOUBLE
    CURB CHAIN MACHINE, FLOOR MODEL
    S/N 232/81
    TOOLED:   0,70 MM (.028")
              DOUBLE CURB
    EQUIPPED WITH MECHANICAL
    AIR NEEDLE
    220 VOLTS, 3 PHASE, 50-60 HZ                     6,000-         3,000-


1 - OMBI MODEL GPLU/D DOUBLE
    CURB CHAIN MACHINE
    S/N 19
    TOOLED: 048 MM (.019")
    EQUIPPED WITH MECHANICAL
    AIR NEEDLE
    220 VOLTS, 3 PHASE, 50-60 HZ                     6,000-         3,000-



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 31

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


OFF-SITE EQUIPMENT CONT'D
-------------------------


1 - OMBI DOUBLE CURB CHAIN
    MACHINE, BENCH MODEL
    S/N 10100
    TOOLED: 1 MM (.040")
    NOTE:   MISSING PARTS:
            - NO PLIER PINS
            - NO ELECTRICAL CONTROLS                $3,000-        $1,500-

1 - RIGHT & LEET CURB CHAIN
    MACHINE (ENGLISH BUILT)
    STAND MOUNTED
    NOTE: NO SERIAL NUMBER
          VISIBLE
    TOOLED: 0,60 MM (.024")
            SINGLE CURB
    EQUIPPED WITH GEAR HEAD
    MOTOR
    115 VOLTS, 1 PHASE, 60 HZ                        2,000-           750-

1 - INDUSTRIAL SINGLE CABLE
    CHAIN MACHINE, STAND MOUNTED
    NOTE:  NO SERIAL NUMBER
           VISIBLE
    TOOLED: SINGLE CABLE
    EQUIPPED WITH GEAR HEAD MOTOR
    AND TURNTABLE
    220 VOLTS, 3 PHASE, 50-60 HZ                     2,000-           750-



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 32

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE
OFF-SITE EQUIPMENT CONT'D
-------------------------


1 - MDM DIAMOND FACETING MACHINE
    FOR CHAIN, FLOOR MODEL
    MODEL DLMC2/CV
    S/N 281183
    220 VOLTS, 3 PHASE, 50-60 HZ                   $ 5,500-      $ 1,500-

1 - OMPSA 30 TON 2 POST CHAIN
    HAMMERING PRESS
    S/N M9210871
    WITH FORCED LUBRICATION
    220 VOLTS, 3 PHASE, 50-60 HZ                    10,000-        4,500-

1 - OMPSA 30 TON 2 POST
    CHAIN HAMMERING PRESS
    S/N M8990841
    EQUIPPED WITH AIR CLUTCH
    220 VOLTS, 3 PHASE, 50-60 HZ                    10,000-        4,500-

1 - MDM 2 HIGH ROLLING MILL
    FOR PLATE
    S/N 7LO72
    ROLLS: 4" DIAMETER X 7 1/2" WIDE
    WITH FORWARD AND REVERSE AND
    FORCED LUBRICATION
    220 VOLTS, 3 PHASE, 60 HZ                       10,000-        4,500-



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 33

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE


OFF-SITE EQUIPMENT CONT'D
-------------------------


1 - CIEMMEO CHAIN TWISTER-STRAIGHTENER
    MODEL MRC4, STAND MOUNTED
    S/N 1841 (1985)
    220 VOLTS, 1 PHASE, 50-60 HZ                    $6,000-        $3,500-

1 - MGZ VENETIAN CHAIN MACHINE
    MODEL V, STAND MOUNTED
    S/N 3313 (1981)
    TOOLED:  0,19 MM X 0,58 MM
    WITH VARIABLE SPEED DC DRIVE
    220 VOLTS, 1 PHASE, 50-60 HZ                     7,000-         4,000-

1 - LOGAN/NICKERSON SINGLE CABLE
    CHAIN MACHINE, MODEL "E",
    STAND MOUNTED
    TOOLED:  0,76 MM (.030")
             DOUBLE PARALLEL CABLE
    NOTES: - NO SERIAL NUMBER VISIBLE
           - LESS MOTOR                              4,000-         2,000-



APPRAISAL: EUROSPARK INDUSTRIES, INC.                            P. 34

                                             FAIR MARKET    FORCED LIQUIDATION/
                                             VALUE-REMOVAL  AUCTION VALUE

OFF-SITE EQUIPMENT CONT'D
-------------------------


1 - GROUP LOT CONSISTING OF CHAIN
    HAMMER DIES AND INCLUSIVE OF
    BUT NOT LIMITED TO THE FOLLOWING:

    APPROXIMATELY 24 UNIVERSAL
    CHAIN HAMMERING DIES                           $15,000-      $5,000-
                                                   GROUP LOT     GROUP LOT
